Exhibit 10.44

AMENDMENT NO. 1 to

AMENDED AND RESTATED SCRIPPS FAMILY AGREEMENT

This Amendment No. 1 (this “Amendment”) to the Amended and Restated Scripps Family Agreement (the “Agreement”), dated May 19, 2015, by and among The E.W. Scripps Company, an Ohio corporation (“E.W. Scripps”), Scripps Networks Interactive, Inc., an Ohio corporation (“Scripps Networks Interactive”) and the  individuals and other entities named on the signature pages thereto (each, a “Family Shareholder” and collectively, the “Family Shareholders”) is entered into as of the 29th day of March, 2017 by E.W. Scripps, Scripps Networks Interactive and the Family Shareholders.

WHEREAS, the parties hereto desire to amend Section 6 of the Agreement to allow Family Shareholders to convert Common Voting Shares into Class A Stock under the circumstances set forth therein;

NOW, THEREFORE, in consideration of the mutual agreements herein set forth and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the Family Shareholders, E.W. Scripps and Scripps Networks Interactive hereby irrevocably agree to restate Section 6 of the Agreement in its entirety as follows.

Section 6.Right of Offeror to Sell or Donate Unsold Shares Upon Conversion Into Shares of Class A Stock

.  If, after satisfaction by the Offeror of the requirements of Section 4, any Offered Shares remain unsold, the Offeror may elect to (i) retain such unsold Offered Shares, (ii) convert such unsold Offered Shares into Class A Stock (which Class A Stock will not be subject to this Agreement), or (iii) sell, transfer, distribute, or assign such Offered Shares on whatever terms and at whatever price, or donate, appoint or otherwise dispose of such Offered Shares in whatever manner the Offeror wishes, without any further compliance by the Offeror or any transferee with the provisions of this Agreement (which provisions will continue to apply, however, to any other Shares owned of record or beneficially by the Offeror); provided that (A) if the Offeror had included in the First Notice such Offeror’s intention to sell, transfer, distribute, assign, donate, appoint or otherwise dispose of the Offered Shares to a specific person, then such Offered Shares shall be sold, transferred, distributed, assigned, donated, appointed or otherwise disposed of to such person on the terms and in the manner indicated in the First Notice; AND (B) THE OFFEROR, PRIOR TO ANY SALE, TRANSFER, DISTRIBUTION, ASSIGNMENT, DONATION, APPOINTMENT OR OTHER DISPOSITION OF THE OFFERED SHARES  SHALL FIRST CONVERT SUCH OFFERED SHARES INTO CLASS A STOCK AND SELL, TRANSFER, DISTRIBUTE, ASSIGN, DONATE, APPOINT OR OTHERWISE DISPOSE OF ONLY THE CLASS A STOCK.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, each party hereto has executed this Agreement on the date indicated below opposite such party’s signature.

THE E.W. SCRIPPS COMPANY

By:  /s/ William Appleton

Name:  William Appleton

Title:  Senior V.P. and General Counsel

SCRIPPS NETWORKS INTERACTIVE, INC.

By:  /s/ Ken W. Lowe

Name:  Ken W. Lowe

Title:  Chairman, President and CEO

FAMILY SHAREHOLDER

/s/ Jonathan Scripps

Name:  Jonathan Scripps

Address:

Email address:

FAMILY SHAREHOLDER

/s/ Samantha J. Brickner

Name:  Samantha J. Brickner

Address:

Email address:

FAMILY SHAREHOLDER

/s/ Elizabeth Scripps

Name:  Elizabeth Scripps

Address:

Email address:

FAMILY SHAREHOLDER

/s/William H. Scripps

Name:  William H. Scripps

Address:

Email address:

FAMILY SHAREHOLDER

/s/ Margaret Scripps Klenzing

Name:  Margaret E. Scripps Klenzing

Address:

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FAMILY SHAREHOLDER

/s/ James Bryce Vasquez

Name:  James Bryce Vasquez

Address:

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FAMILY SHAREHOLDER

/s/ Virginia S. Vasquez

Name:  Virginia S. Vasquez

Address:

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FAMILY SHAREHOLDER

/s/ Nackey E. Scagliotti

Name: Nackey E. Scagliotti

Address:

Email address:

FAMILY SHAREHOLDER

/s/ Cynthia J. Scripps

Name:	Cynthia J. Scripps

Address:

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FAMILY SHAREHOLDER

/s/ Edward W. Scripps, Jr.

Name:	Edward W. Scripps, Jr.

Address:

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FAMILY SHAREHOLDER

/s/ Marilyn J. Scripps

Name:	Marilyn J. Scripps

Address:

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FAMILY SHAREHOLDER

/s/ Eva Scripps Attal

Name:	Eva Scripps Attal

Address:

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FAMILY SHAREHOLDER

/s/ Samuel Joseph Logan

Name:	Samuel Joseph Logan

Address:

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FAMILY SHAREHOLDER

/s/ Mary Peirce

Name:	Mary Peirce

Address:

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FAMILY SHAREHOLDER

/s/ Megan Scripps Tagliaferri

Name:	Megan Scripps Tagliaferri

Address:

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FAMILY SHAREHOLDER

/s/ Charles E. Scripps, Jr.

Name:	Charles E. Scripps, Jr.

Address:

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FAMILY SHAREHOLDER

/s/ Charles Kyne McCabe

Name:	Charles Kyne McCabe

Address:

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FAMILY SHAREHOLDER

/s/ R. Michael Scagliotti

Name:	R. Michael Scagliotti

Address:

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FAMILY SHAREHOLDER

/s/ Julia Scripps Heidt

Name:	Julia Scripps Heidt

Address:

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FAMILY SHAREHOLDER

/s/ Eli W. Scripps

Name:	Eli W. Scripps

Address:

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FAMILY SHAREHOLDER

/s/ Cody Dubuc

Name:	Cody Dubuc

Address:

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FAMILY SHAREHOLDER

/s/ Monica Holcomb

Name:	Monica Holcomb

Address:

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FAMILY SHAREHOLDER

/s/ John Patrick Scripps

Name:

Address:

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FAMILY SHAREHOLDER

/s/ J. Sebastian Scripps

Name:	J. Sebastian Scripps

Address:

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FAMILY SHAREHOLDER

/s/ Gerald J. Scripps

Name:	Gerald J. Scripps

Address:

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FAMILY SHAREHOLDER

/s/ Raymundo H. Granado, Jr.

Name:	Raymundo H. Granado, Jr.

Address:

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FAMILY SHAREHOLDER

/s/ William A. Scripps

Name:	William A. Scripps

Address:

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FAMILY SHAREHOLDER

/s/ Wesley Scripps

Name:	Wesley Scripps

Address:

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FAMILY SHAREHOLDER

/s/ Keon Korey Vasquez

Name:	Keon Korey Vasquez

Address:

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FAMILY SHAREHOLDER

/s/ Elizabeth A. Logan

Name:	Elizabeth A. Logan

Address:

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FAMILY SHAREHOLDER

/s/ Eaton M. Scripps

Name:	Eaton M. Scripps

Address:

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FAMILY SHAREHOLDER

/s/ Mary Ann S. Sanchez

Name:	Mary Ann S. Sanchez

Address:

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FAMILY SHAREHOLDER

/s/ Jimmy R. Scripps

Name:	Jimmy R. Scripps

Address:

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FAMILY SHAREHOLDER

/s/ Jenny Sue Scripps Mitchell

Name:	Jenny Sue Scripps Mitchell

Address:

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FAMILY SHAREHOLDER

/s/ Peter M. Scripps

Name:	Peter M. Scripps, individually, and as trustee of the Peter M. Scripps Trust under Agreement dated 11/13/2002

Address:

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FAMILY SHAREHOLDER

/s/ Anne La Dow

Name:	Anne La Dow, individually and as trustee of the Anne M. La Dow Trust under Agreement dated 10/27/2011

Address:

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FAMILY SHAREHOLDER

/s/ Paul K. Scripps

Name:

Paul K. Scripps, individually, as co-trustee of the John P. Scripps Trust under Agreement dated 2/10/77 FBO Peter M. Scripps, John P. Scripps Trust FBO Paul K. Scripps under Agreement dated 2/10/77, John P. Scripps Trust Exempt Trust under Agreement dated 2/10/77 and John P. Scripps Trust under Agreement dated 2/10/77 FBO Barbara Scripps Evans, and as trustee of the John P. Scripps Trust FBO Ellen McRae Scripps under Agreement dated 12/28/84 and Paul K. Scripps Family Revocable Trust

Address:

Email address:

FAMILY SHAREHOLDER

/s/ Peter R. La Dow

Name:

Peter R. La Dow, individually, as co-trustee of the John P. Scripps Trust under Agreement dated 2/10/77 FBO Peter M. Scripps, John P. Scripps Trust FBO Paul K. Scripps under Agreement dated 2/10/77, John P. Scripps Trust Exempt Trust under Agreement dated 2/10/77 and John P. Scripps Trust under Agreement dated 2/10/77 FBO Barbara Scripps Evans, and as trustee of The Marital Trust of the La Dow Family Trust and The La Dow Family Trust under Agreement dated 6/29/2004

Address:

Email address:

FAMILY SHAREHOLDER

/s/ Barbara Victoria Scripps Evans

Name:

Barbara Victoria Scripps Evans, individually, as co-trustee of the John P. Scripps Trust under Agreement dated 2/10/77 FBO Peter M. Scripps, John P. Scripps Trust FBO Paul K. Scripps under Agreement dated 2/10/77, John P. Scripps Trust Exempt Trust under Agreement dated 2/10/77 FBO Barbara Scripps Evans under Agreement dated 12/28/84, and as trustee of the John P. Scripps Trust FBO Douglas A. Evans under Agreement dated 12/28/84, Douglas A. Evans 1983 Trust, Victoria S. Evans Trust under Agreement dated 5/19/2004 and Thomas S. Evans Irrevocable Trust under Agreement dated 11/13/2012

Address:

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FAMILY SHAREHOLDER

/s/ Jessica L. Scripps

Name:	Jessica L. Scripps

Address:

Email address:

FAMILY SHAREHOLDER

Estate of Robert P. Scripps Jr.

/s/ Rebecca S. Brickner

Name:	Rebecca S. Brickner, co-administrator

/s/ Virginia S. Vasquez

Name:	Virginia S. Vasquez, co-administrator

FAMILY SHAREHOLDER

/s/ Rebecca S. Brickner

Name:	Rebecca S. Brickner

Address:

Email address:

FAMILY SHAREHOLDER

/s/ Crystal Vasquez Lozano

Name:	Crystal Vasquez Lozano

Address:

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FAMILY SHAREHOLDER

/s/ Molly E. McCabe

Name:	Molly E. McCabe

Address:

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FAMILY SHAREHOLDER

/s/ Ellen M. Scripps Kaheny

Name:	Ellen M. Scripps Kaheny, individually and as trustee of the Ellen M. Scripps Kaheny Revocable Trust dtd April 17, 2014

Address:

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FAMILY SHAREHOLDER

/s/ Corina S. Granado

Name:	Corina S. Granado

Address:

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FAMILY SHAREHOLDER

/s/ Adam R. Scripps

Name:	Adam R. Scripps

Address:

Email address: